SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary proxy statement
	[ ]	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive proxy statement
[ ]	Definitive additional materials
[ ]	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
FIRST MIDWEST BANCORP, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
3.	Per Unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0 11: (Set forth the amount on which the filing fee is calculated and state how it was determined)

(4)	Proposed maximum aggregate value of transaction:
5.	Total fee paid:
[ ]	Fee paid with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing party:
(4)	Date Filed:

March 21, 2001

Dear Shareholder:

The 2001 Annual Meeting of Shareholders of First Midwest Bancorp, Inc., will be held on Wednesday, April 25, 2001 at 9:00 a.m. at the Sheraton Hotel, 121 Northwest Point Boulevard, Elk Grove Village, Illinois.

The purpose of the Annual Meeting will be to elect three directors, namely, Brother James Gaffney, John L. Sterling and J. Stephen Vanderwoude, and to consider a proposal recommended by the Board of Directors to amend the Company's 1989 Omnibus Stock and Incentive Plan. We currently know of no other business to be considered at the meeting.

In accordance with the Board of Directors' Retirement Policy, Jack Payan resigned as Director effective February 21, 2001. Richard T. Wojcik, whose term of office expires with the 2001 Annual Meeting, will not stand for re-election. On behalf of First Midwest Bancorp, Inc., we wish to thank Messrs. Payan and Wojcik for their service and wise counsel since joining the Board in 1998.

Whether you plan to attend the Annual Meeting or not, you may vote by using the Internet, the telephone or by signing the enclosed proxy card and returning it in the accompanying envelope.

Your vote is very important regardless of how many shares you own and we encourage you to vote at your earliest opportunity. If you attend the Annual Meeting and wish to vote in person, you may do so even though you have previously voted by Internet, telephone or proxy card.

Yours very truly,

/s/ ROBERT P. O'MEARA
Robert P. O'Meara
Chairman and
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 25, 2001

To the Shareholders of
FIRST MIDWEST BANCORP, INC.:

The Annual Meeting of Shareholders of First Midwest Bancorp, Inc. (the "Company") will be held at the Sheraton Hotel, 121 Northwest Point Boulevard, Elk Grove Village, Illinois, on Wednesday, April 25, 2001 at 9:00 a.m. for the purpose of:
1.)	Electing three directors.
2.)	Considering a proposal recommended by the Board of Directors to amend the Company's 1989 Omnibus Stock and Incentive Plan.
3.)

Transacting such other business as may be properly brought before the Annual Meeting or any adjournment thereof. Management at present knows of no such business to be brought before the Annual Meeting.

The Board of Directors has fixed the close of business on February 28, 2001 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. In accordance with Delaware law, a list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the meeting and for ten days prior to the meeting at the offices of the Corporate Secretary, First Midwest Bancorp, 300 Park Boulevard, Suite 405, Itasca, Illinois 60143.

Your vote is important. We encourage you to promptly vote your shares through the Internet or by telephone as described on the proxy form, or by returning your signed proxy card in the accompanying envelope.

By Order of the Board of Directors:

/s/ BARBARA E. BRIICK
Barbara E. Briick
Corporate Secretary

March 21, 2001

PROXY STATEMENT
FOR ANNUAL MEETING TO BE HELD ON APRIL 25, 2001

VOTING PROCEDURES

Introduction

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of First Midwest Bancorp, Inc. (the "Company"), a Delaware corporation, of proxies for use at the Annual Meeting of Shareholders to be held April 25, 2001 at 9:00 a.m. and at any adjournments of that meeting (the "Annual Meeting"). The Board of Directors has fixed the close of business on February 28, 2001 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting. On the record date, the Company had outstanding 40,866,991 shares of $0.01 per share par value Common Stock ("Common Stock"). Each outstanding share of Common Stock entitles the holder to one vote.

This year registered shareholders can vote their shares through the Internet or by a toll-free telephone call as an alternative to completing the enclosed proxy card and mailing it to the Company. The procedures for Internet and telephone voting are provided on the proxy form. The Internet and telephone voting procedures are designed to verify shareholders' identities, allow shareholders to give voting instructions and confirm that their instructions have been properly recorded. Shareholders who vote through the Internet should be aware that they may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by the shareholder. The Internet and telephone voting facilities for shareholders of record will close at 11:59 p.m. E.S.T. on April 24, 2001. Shareholders who vote through the Internet or by telephone need not return a proxy card by mail.

Shareholders whose shares are held in the name of a bank, broker, or other nominee may or may not be able to use Internet or telephone voting. For information, please refer to the voting materials you receive or contact your bank, broker or nominee.

Shares of common stock represented by properly executed proxies received by the Company will be voted at the Annual Meeting in accordance with the instructions thereon. If there are no such instructions, the shares will be voted in favor of: (i) the election of the nominees for director; (ii) the proposal recommended by the Board of Directors to amend the Company's 1989 Omnibus Stock and Incentive Plan, and (iii) in the discretion of the named proxies, any other matters which may properly come before the Annual Meeting. A shareholder may revoke his/her proxy by: executing a later-dated proxy by Internet, telephone or mail; giving written notice of such revocation to the Corporate Secretary; or, voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in and of itself, constitute the revocation of a proxy.

The Inspector of Election appointed by the Board of Directors for the Annual Meeting will tabulate votes cast by proxy or in person at the Annual Meeting and will determine whether or not a quorum is present. The Inspector of Election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

The date of this Proxy Statement is March 21, 2001. The approximate date on which this Proxy Statement, Form of Proxy and the Company's 2000 Annual Report are first being sent to the Company's shareholders is March 21, 2001.

Voting of Shares in the First Midwest Bancorp, Inc. Dividend Reinvestment Plan

The Company's Stock Transfer Agent, Computershare Investor Services, is the record owner of all shares of Common Stock held for participants in the Dividend Reinvestment & Stock Purchase Plan ("DR Plan"). Each DR Plan participant will receive a single proxy card covering both the shares of Common Stock credited to the participant's DR Plan account and the shares owned by such participant outside the DR Plan.

Direction Card for Participants in the First Midwest Bancorp Savings and Profit Sharing Plan

First Midwest Trust Company, N.A., as Trustee under the First Midwest Bancorp Savings and Profit Sharing Plan (the "Profit Sharing Plan"), is the record owner of all shares of the Common Stock held for participants in the Profit Sharing Plan. The Trustee will vote the shares held for the account of each Profit Sharing Plan participant in accordance with the directions received from participants. In order to obtain such voting directions, the Trustee will forward this Proxy Statement and a direction card to each Profit Sharing Plan participant. Participants may provide their voting directions to the Trustee through the Internet or by telephone as described on the direction card, or by executing and returning the direction card in the accompanying envelope. Voting directions must be provided if the shares held pursuant to the Profit Sharing Plan are to be voted, provided that shares held in the Profit Sharing Plan for which no directions are received will be voted by the Trustee proportionally in the same manner as it votes shares for which directions were received. All direction cards returned will be kept confidential by the Trustee or its tabulating agent and will not be disclosed to the Company or any of its employees. Because Profit Sharing Plan participants are not the record owners of the related shares, such shares may not be voted in person by Profit Sharing Plan participants at the Annual Meeting.

Direction Card for Participants in the First Midwest Bancorp Nonqualified Retirement Plan and Nonqualified Stock Option Gain Deferral Plan

Harris Bank, as Trustee under the First Midwest Bancorp Nonqualified Retirement Plan and Nonqualified Stock Option Gain Deferral Plan (the "Nonqualified Plans") is the record owner of all shares of Common Stock held for participants in the Nonqualified Plans. The Trustee will vote the shares held for the account of each Nonqualified Plan participant in accordance with the directions received from such participants. In order to obtain such voting directions, the Trustee will forward this Proxy Statement and a direction card to each Nonqualified Plan participant. Participants may provide their voting directions to the Trustee through the Internet or by telephone as described on the direction card, or by executing and returning the direction card in the accompanying envelope. Voting directions must be provided if the shares held pursuant to the Nonqualified Plans are to be voted, provided that shares held in the Nonqualified Plans for which no directions are received will be voted by the Trustee proportionally in the same manner as it votes shares for which directions were received. All direction cards returned will be kept confidential by the Trustee or its tabulating agent and will not be disclosed to the Company or any of its employees. Because Nonqualified Plan participants are not the record owners of the related shares, such shares may not be voted in person by Nonqualified Plan participants at the Annual Meeting.

Cost of Solicitation

The cost of solicitation of proxies will be paid by the Company. Directors, officers, employees and agents of the Company may solicit proxies by mail, telephone, personal interview and other means. Directors, officers and employees will receive no additional compensation for solicitation services.

Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares of record held by them and will be reimbursed for their reasonable expenses.

ELECTION OF DIRECTORS

Pursuant to the Company's Restated Certificate of Incorporation, the Board of Directors has the authority to determine the number of Directors from time to time (provided that such number may not be less than three nor more than twenty). On February 21, 2001 the Board of Directors fixed the number of Directors comprising the Board at eleven.

The directors are divided into three Classes, approximately equal in number. Each year the shareholders elect the members of a Class of directors for a term of three years. The Director Nominees named below have been nominated for election for a term to end at the Annual Meeting of Shareholders in the year 2004 or until their successors are elected. The Board has no reason to believe that any of the Director Nominees will not be available for election. However, if any of the Director Nominees is not available for election, proxies may be voted for the election of other persons selected by the Board of Directors. Proxies cannot, however, be voted for a greater number of persons that the number of Director Nominees named. To be elected as a director, each Director Nominee must receive the favorable vote of a plurality of the shares present and entitled to vote at the Annual Meeting, without regard to abstentions or non-votes.

Certain biographical information (including principal occupation or employment for the past five years) concerning each Director Nominee and Continuing Director as of the date of the Annual Meeting is set forth below:
Director Nominees To Serve Until The Year 2004

Brother James Gaffney, FSC, 58 (Director since 1998). Brother Gaffney is Chief Executive Officer of Lewis University (independent private institution of higher education), Romeoville, Illinois. Brother Gaffney is a member of the Company's Executive Committee.

John L. Sterling, 57 (Director since 1998). Mr. Sterling is the President and owner of Sterling Lumber Company (lumber distributor), Blue Island, Illinois. Mr. Sterling was a director of Heritage Financial Services, Inc. ("Heritage") when it was acquired by the Company on July 1, 1998, at which time he was appointed to serve as a director until the Company's Annual Meeting of Shareholders in the year 2001. Mr. Sterling is a member of the Company's Compensation Committee.

J. Stephen Vanderwoude, 57 (Director since 1991). Mr. Vanderwoude is Chairman and Chief Executive Officer of Madison River Communications (integrated communications provider), Mebane, North Carolina. He is a director of Centennial Communications. Mr. Vanderwoude is a member of the Company's Compensation Committee.

Continuing Directors Serving Until the Year 2002

Vernon A. Brunner, 60 (Director since 1997). Mr. Brunner is President and Chief Executive Officer of Brunner Marketing Solutions, LLC (consultants in marketing and distribution of pharmaceutical and consumer products), Lake Forest, Illinois. Prior to 2001, he was Executive Vice President-Marketing and Director (retired, 2001) of Walgreen Co. Mr. Brunner is a member of the Company's Executive Committee.

O. Ralph Edwards 66 (Director since 1988). Mr. Edwards was Corporate Vice President-Human Resources (retired, 1993) of Abbott Laboratories (health care products manufacturer), Abbott Park, Illinois. Mr. Edwards is Chairman of the Company's Compensation Committee and is a member of its Nominating Committee.

Thomas M. Garvin, 65 (Director since 1989). Mr. Garvin was President and Chief Executive Officer (retired, 1999) of G.G. Products Company (food business acquiror), Oakbrook, Illinois. Mr. Garvin is a member of the Company's Executive and Audit Committees.

John M. O'Meara, 55 (Director since 1982). Mr. O'Meara is President and Chief Operating Officer of the Company. He is a member of the Company's Executive Committee and is the brother of Robert P. O'Meara.

Continuing Directors Serving Until The Year 2003

Bruce S. Chelberg, 66 (Director since 1989). Mr. Chelberg was Chairman and Chief Executive Officer (retired, 2000) of Whitman Corporation (diversified, multinational holding company), Rolling Meadows, Illinois. He is a director of Snap-On Tools Corporation, Northfield Laboratories, Inc. and Actuant Corporation. Mr. Chelberg is Chairman of the Company's Nominating Committee and is a member of its Audit and Executive Committees.

William J. Cowlin, 69 (Director since 1997). Mr. Cowlin is an Attorney and Counselor at Law of William J. Cowlin, LTD., Crystal Lake, Illinois. Prior to 1997, Mr. Cowlin was Chairman of the Board and Chief Executive Officer of SparBank, Incorporated ("SparBank") which was acquired by the Company on October 1, 1997. Mr. Cowlin is a member of the Company's Executive Committee.

Joseph W. England 60 (Director since 1986). Mr. England was Senior Vice President (retired, 2000) of Deere & Company (mobile power equipment manufacturer), Moline, Illinois. He is a director of Winnebago Industries. Mr. England is Chairman of the Company's Audit Committee.

Robert P. O'Meara, 63 (Director since 1982). Mr. O'Meara is Chairman of the Board and Chief Executive Officer of the Company. He is Chairman of the Company's Executive Committee and is the brother of John M. O'Meara.

BOARD OF DIRECTORS' OPERATIONS

Board of Directors and Committee Meetings

The Board of Directors has established Executive, Audit, Compensation and Nominating Committees, and may periodically establish other Committees as deemed advisable.

The current members of the Executive Committee are: Vernon A. Brunner, Bruce S. Chelberg, William J. Cowlin, Brother James Gaffney, Thomas M. Garvin, John M. O'Meara, Robert P. O'Meara, Chairman, and Richard T. Wojcik. The function of this Committee is to exercise certain powers of the Board of Directors, as defined by the Company's By-Laws, between Board meetings. The Executive Committee met four times during 2000.

The current members of the Compensation Committee are: O. Ralph Edwards, Chairman, John L. Sterling, and J. Stephen Vanderwoude. The functions of this Committee are to determine and recommend to the Board of Directors the compensation of the Company's directors and executive officers and to review the propriety of the Company's compensation and benefits programs. The Compensation Committee met four times in 2000.

The current members of the Audit Committee are: Joseph W. England, Chairman; Bruce S. Chelberg, and Thomas M. Garvin. The members of the Audit Committee are "independent" directors as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Board of Directors has adopted a written charter for the Audit Committee that outlines the responsibilities and processes of the Audit Committee and is attached as Appendix A to this Proxy Statement. The Audit Committee met six times in 2000.

The current members of the Nominating Committee are: Bruce S. Chelberg, Chairman, and O. Ralph Edwards. The functions of this Committee are to establish criteria for the nomination of directors and identify and recommend to the Board of Directors candidates for director nomination. The nominating committee will consider nominees recommended by shareholders if the procedures set forth under "Notice of Business to be Conducted at Meeting" are met. The nominating committee met once during 2000.

The Company's Board held five meetings during 2000. Except for Director Wojcik, each Director attended at least 75% of the aggregate of the total number of meetings held by the Board of Directors and the various Committees of the Board of Directors on which he served.

Board of Directors' Compensation

Non-employee members of the Board of Directors are compensated by the Company through an annual $12,000 retainer, payable quarterly and an $850 fee for each Board meeting attended. Non-employee Chairpersons of Board Committees receive an additional $1,500 annual retainer, payable quarterly. Non-employee committee members, including the Chairperson, also receive an $850 fee for each Committee meeting attended. The average total cash compensation paid in 2000 to non-employee directors was $18,750. Employee members of the Board of Directors (i.e., John M. O'Meara and Robert P. O'Meara) receive no Board compensation.

Deferred Compensation Plan for Non-Employee Directors

The Deferred Compensation Plan for Non-Employee Directors allows non-employee directors to defer receipt of either 50% or 100% of any director fees and retainers due such directors. The deferred director fees and retainers are payable at the director's election either as a lump sum or in installments over a period not to exceed fifteen years. Payments under this plan begin at the date specified by the director or upon cessation of service as a director.

Non-Employee Directors' 1997 Stock Option Plan

The Non-Employee Directors' 1997 Stock Option Plan (the "Directors' Plan") provides for the granting of nonqualified stock options for shares of common stock to nonmanagement Board members of the Company. A maximum of 225,000 shares of common stock are reserved for issuance thereunder. The timing, amounts, recipients and other terms of the option grants are determined by the provisions of, or formulas in, the Directors' Plan. The exercise price of the options is equal to the fair market value of the common stock on the date of grant. All options have a term of ten years from the date of grant and become exercisable one year from the grant date subject to accelerated vesting in the event of death, disability or a change-in-control, as defined in the Directors' Plan. Directors first elected during the service year are granted options on a pro rata basis to those granted to the directors at the start of the service year. During 2000 each non-employee director was granted 2,413 options to purchase the Company's common stock at a weighted average exercise price of $23.40.

Board of Directors' Retirement Policy

The Company's Board of Directors Retirement Policy requires a director to resign upon attainment of age seventy or upon the occurrence of certain defined events. Accordingly, effective February 21, 2001, Director Payan tendered his resignation to the Board of Directors having attained age seventy.

PROPOSAL TO AMEND THE COMPANY'S
1989 Omnibus Stock and Incentive Plan

Background and Description of Proposed Amendments

Increase in Shares of Common Stock Available for Awards under the 1989 Plan

At the Company's 1989 Annual Meeting of Shareholders, the 1989 Omnibus Stock and Incentive Plan (the "1989 Plan") was approved, providing for both incentive and nonqualified stock options, stock appreciation rights, restricted stock, performance units and performance shares to key employees of the Company. The 1989 Plan was subsequently amended at the 1996 Annual Meeting of Shareholders to increase the number of shares of Common Stock available for grant. (Further information regarding the 1989 Plan is contained within the "Compensation Committee Report on Executive Compensation", which follows on page 14.) As amended in 1996, 3,145,313 shares of Common Stock (as adjusted for stock splits) were allocated for equity compensation awards. As of January 4, 2001, 3,406,743 nonqualified stock options had been granted, 593,993 of which had been forfeited, 1,355,175 of which had been exercised and 332,563 of which were available for future awards under the 1989 Plan. As described below, all such available shares were used in connection with the annual awards issued in February 2001. No other types of equity compensation awards have been made under the Plan. In order to continue the equity incentive program and to have sufficient shares to be able to make awards that may be necessary to recruit future employees, the Board of Directors has determined that an additional 2,000,000 shares of Common Stock should be made available for future grants.

Technical Amendments to Comply with Internal Revenue Code Section 162(m)

To ensure continued compliance with Internal Revenue Code Section 162(m), the Board of Directors has reconfirmed certain aspects of the 1989 Plan and the Shareholders are being asked to re-approve such Section 162(m) provisions. Specifically, the Section 162(m) provisions establish the maximum award which can be made to any one participant in any one calendar year (see the text of Section 5.1 below) and sets forth a variety of performance criteria that may be utilized by the Compensation Committee in making performance-based awards under the 1989 Plan (see text of Section 10.8 below), none of which have been made to date. The Board of Directors has amended Section 5.1 to set the annual limit for awards to a single participant at 200,000 shares.

Expiration Date of the 1989 Plan and Other Technical Amendments

The Board of Directors has also determined that the duration of 1989 Plan should be extended to February 21, 2011. Absent this extension, the 1989 Plan would expire on February 21, 2006 and no more awards could be made beyond that date.

Awards to be Made to Executive Officers and Employees Under the 1989 Plan,

Awards under the 1989 Plan may be made to salaried employees and former salaried employees of the Company who have entered into certain agreements with the Company. The awards are made by the Compensation Committee in its discretion and it is not possible to identify the amounts of the awards that will be made from the additional 2,000,000 shares proposed to be available for awards under the 1989 Plan or recipients thereof.

Information relating to nonqualified stock option grants made in 2000 is set forth in the table on page 10. In addition, on February 21, 2001, the Compensation Committee granted awards of nonqualified stock options (the "2001 awards") to the employees described below:

Name and Principal Position	Number of Options
Robert P. O'Meara, Chairman & Chief Executive Officer	24,435
John M. O'Meara, President & Chief Operating Officer	40,800
Donald J. Swistowicz, Executive Vice President & Chief Financial Officer	13,867
All Executive Officers, as a Group (the 3 above named Officers)	79,102
All other Employees (83 employees)	253,461
All Employees, as a Group (86 employees, including the 3 above-named Officers)	332,563

Based upon the Company's formula for making nonqualified stock option awards, 358,048 nonqualified stock options would have been granted to all participants in the February 21, 2001 grant, exceeding the maximum shares then available under the 1989 Plan by 25,485. As a result, all recipients of 2001 awards received a formula-calculated grant except for Robert P. O'Meara whose formula-calculated grant was reduced by 25,485 options. Assuming approval of the proposed amendments by the shareholders, it is the intention of the Board of Directors to grant Robert P. O'Meara a nonqualified stock option award at its May 2001 meeting to restore his reduced 2001 award.

Each of the options granted on February 21, 2001 entitles the holder to purchase one share of Common Stock at an exercise price of $28.13 per share, the fair market value of the Common Stock on the date of grant. The closing price of the Common Stock as of the Annual Meeting record date was $27.88 per share. Fifty percent of the 2001 awards are exercisable two years after the date of grant and the remaining fifty percent of the 2001 awards are exercisable three years after the date of grant. The right to exercise such awards expires ten years after the date of grant. The only persons who received five percent or more of the 2001 awards are Robert P. O'Meara and John M. O'Meara, as described above.

Federal Income Tax Consequences

The following discussion of the federal income tax consequences of the 1989 Plan as proposed to be amended is only a summary of the general rules applicable to the grant and settlement of awards. Receipt of a nonqualified stock option under the 1989 Plan will not result in taxable income to the participant at the time of grant. At the time of exercise, the difference between the exercise price and the fair market value of the Common Stock on the date of exercise will be taxable as ordinary income to the participant and the Company will be entitled to a corresponding tax deduction. A participant receiving restricted stock, performance shares or performance units will not recognize ordinary income until such awards are vested and/or paid, at which time the Company will be entitled to a corresponding tax deduction, subject to the limitations of Code Section 162(m). In the event of a change-in-control, the acceleration of the vesting or payment of any awards under the 1989 Plan may result in the payment by the participant of excise tax, in addition to ordinary income tax, and the Company may not be entitled to a deduction for such amounts.

Text of the Proposed Amendments

The text of Sections 5.1 and 6.1 of the 1989 Plan as proposed to be amended and of Section 10.8 setting forth the performance criteria under Section 162(m) is as follows:

Section 5.1:	Number and Amount Available for Award to Single Participant

Giving effect to the 3-for-2 stock split accomplished in the form of a stock dividend paid in December 1999, the total number of shares of Stock subject to Awards under the Plan may not exceed 5,145,313 (of this total number, up to 260,000 shares of Stock may be issued in Restricted Stock), and the total number of shares of Stock which may be made subject to Awards under the Plan in any calendar year to any single Participant may not exceed 200,000. Such total numbers of shares shall be subject to adjustment upon occurrence of any of the events indicated in Section 5.3 [relating to adjustments for stock dividends, stock splits, mergers, combinations and other recapitalizations]. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.

Section 6.1:	Duration of Plan

The Plan shall remain in effect, subject to the Board's right to earlier terminate the Plan pursuant to Section 14 hereof, until all Stock subject to it shall have been purchased or acquired pursuant to the provisions hereof. Notwithstanding the foregoing, no Award may be granted under the Plan on or after February 21, 2011.

Section 10.8	Performance Goals

For purposes of Section 9.2 and 10.2 hereof, "performance goals" shall mean the criteria and objectives, determined by the Committee pursuant to the Plan, which shall be satisfied or met during the applicable restriction period or performance period, as the case may be, as a condition to the Participant's receipt, in the case of a grant of the Restricted Stock or a grant of Performance Shares, of the shares of Stock subject to such grant, or in the case of Performance Unit Award, of payment with respect to such Award. Such criteria and objectives may include, but are not limited to, return on assets, return on equity, growth in net earnings, growth in earnings per share, asset growth, deposit growth, loan growth, asset quality levels, growth in the Fair Market Value of the Stock, or any combination of the foregoing or any other criteria and objectives determined by the Committee. Upon completion of the restricted period or the performance period, as the case may be, the Committee shall certify the level of the performance goals attained and the amount of the Award payable as a result thereof.

Required Vote. The amendments to the 1989 Plan and re-approval of the Code Section 162(m) provisions will not take affect unless approved by the affirmative vote of the majority of the votes cast by the shareholders, in person or by proxy, at the Annual Meeting; therefore, abstentions will be taken into account as if such shares were voted against the proposal, but non-votes will have no effect on the proposal.

The Board of Directors recommends that the shareholders vote FOR the proposal to amend the 1989 Plan.

EXECUTIVE OFFICERS OF THE COMPANY

The Company's executive officers are elected annually by the Company's Board of Directors. Certain information regarding the Company's executive officers is set forth below.

Name (Age as of February 28, 2001)	Position or Employment for Past Five Years	Executive Officer Since
Robert P. O'Meara (63)	Chairman of the Board & Chief Executive Officer	1982
John M. O'Meara (55)	President & Chief Operating Officer	1987
Donald J. Swistowicz (49)	Executive Vice President & Chief Financial Officer	1982

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information with respect to annual and other compensation paid to the Company's Chief Executive Officer and the other highest paid Executive Officers of the Company whose annual base salary and bonus for the last fiscal year exceeded $100,000:

				Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Annual Compensation		Securities Underlying Options (#)	All Other Compensation ($)
		Salary ($)	Bonus ($)
Robert P. O'Meara Chairman of the Board & Chief Executive Officer	2000	$487,000	$290,271	121,287	$47,800
	1999	468,312	204,989	60,110	42,353
	1998	467,082	131,450	51,976	33,283

John M. O'Meara President & Chief Operating Officer	2000	396,000	236,032	83,222	38,833
	1999	380,744	166,052	60,053	34,433
	1998	379,753	106,860	14,172	27,059

Donald J. Swistowicz Executive Vice President & Chief Financial Officer	2000	216,500	86,257	22,450	20,074
	1999	208,000	69,760	15,914	18,092
	1998	198,529	45,300	27,746	13,724
Note:		"All Other Compensation" represents contributions by the Company to the Company's qualified and nonqualified defined contribution retirement plans.

Stock Option Grants in 2000
Individual Grants
Name	Type (1)	# of Securities Underlying Options Granted in 2000 (2)(3)	% of Total Options Granted to Employees in 2000	Per Share Exercise Price ($)	Expiration Date	Grant Date Present Value ($) (4)
Robert P. O'Meara	NQSO	57,170		$23.00	2/16/10	$421,283
	NQSO-R1	8,432		29.06	2/19/02	25,808
	NQSO-R2	8,431		29.06	2/17/03	35,294
	NQSO-R3	9,033		29.06	2/16/04	45,734
	NQSO-R4	9,635		29.06	2/15/05	55,728
	NQSO-R5	10,021		29.06	2/21/06	63,816
	NQSO-R6	10,430		29.06	2/19/07	71,359
	NQSO-R7	8,135		29.06	2/18/08	59,154
		121,287	21.8%			$778,176

John M. O'Meara	NQSO	46,487		$23.00	2/16/10	$342,560
	NQSO-R1	6,552		29.06	2/19/02	20,054
	NQSO-R2	6,865		29.06	2/17/03	28,738
	NQSO-R3	7,347		29.06	2/16/04	37,198
	NQSO-R4	7,829		29.06	2/15/05	45,282
	NQSO-R5	8,142		29.06	2/21/06	51,850
		83,222	14.9%			$525,682

Donald J. Swistowicz	NQSO	14,120		$23.00	2/16/10	$104,050
	NQSO-R5	1,705		29.06	2/21/06	10,858
	NQSO-R6	1,776		29.06	2/19/07	12,151
	NQSO-R7	2,878		29.06	2/18/08	20,927
	NQSO-R8	1,971		26.20	2/19/07	13,514
		22,450	4.0%			$161,500
Notes:
(1) Nonqualified Stock Option (NQSO) or Nonqualified Reload Stock Option (NQSO-R#) (see Note 3).
(2)

The options listed in the first line opposite each executive officer's name are 2000 original options granted under the Company's 1989 Omnibus Stock and Incentive Plan which vest over a period of three years (subject to accelerated vesting in connection with death, disability or a change-in-control), include reload features (see Note 3), and are nontransferable except to family members or family trusts or partnerships; all other options in 2000 are reload stock options which vest in six months (see Note 3).

(3)

Optionees may tender previously-acquired shares of the Company's Common Stock in payment of the exercise price of a stock option and may tender previously-acquired shares or request the Company to withhold sufficient shares to pay the taxes arising from the exercise. The options described above as "reload stock options" are nonqualified stock options granted to replace the number of shares thus tendered and/or withheld. The reload stock option will have an exercise price equal to the fair market value of the Common Stock on the exercise date of the underlying exercised option, will be first exercisable six months from such date and will expire on the scheduled expiration date of the underlying exercised option. All reload stock options become fully exercisable in connection with a change in control of the Company (as defined). The reload stock options are nontransferable except to family members or family trusts or partnerships.

(4)

The "Grant Date Present Value" above was determined using the Black-Scholes option pricing model. The significant factors or assumptions incorporated into the Black-Scholes model in estimating the Grant Date Present Value were as follows:

Option/Type	Option Term (Years)	Exercise Price	Risk Free Rate of Return	Volatility	Dividend Yield	Expected Life Of Option (Years)

NQSO	10.0	$23.00	6.83%	22.18%	2.57%	9.0
NQSO-R1	1.1	29.06	5.25	22.18	2.57	1.2
NQSO-R2	2.1	29.06	5.08	22.18	2.57	2.1
NQSO-R3	3.1	29.06	5.09	22.18	2.57	3.1
NQSO-R4	4.1	29.06	5.10	22.18	2.57	4.1
NQSO-R5	5.2	29.06	5.11	22.18	2.57	5.1
NQSO-R6	6.1	29.06	5.13	22.18	2.57	6.0
NQSO-R7	7.1	29.06	5.18	22.18	2.57	6.9
NQSO-R8	6.5	26.20	6.08	22.18	2.57	6.3

(4)

Continued - The ultimate value of the options will depend on the future market price of the Company's Common Stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an executive may realize upon the exercise of an option will depend on the excess of the market price of the Company's Common Stock, on the date the option is exercised, over the exercise price of the option.

Aggregated Option Exercises in 2000 and Option Value as of December 31, 2000

Name	Shares Acquired on Exercise	Value Realized (1)	Number of Securities Underlying Unexercised Options at Dec. 31, 2000		Value of Unexercised In-the-Money Options at Dec. 31, 2000 (2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert P. O'Meara	100,670	$1,062,424	-	171,406	$-	$490,307

John M. O'Meara	102,085	1,471,669	18,614	120,275	96,534	393,276

Donald J. Swistowicz	9,302	27,045	12,451	37,642	-	142,027
Notes:
(1)

The value realized was deferred by the election of each of the named executives into the Company's Nonqualified Stock Option Gain Deferral Plan in the form of 50,077, 37,217 and 972 shares of Common Stock for Robert P. O'Meara, John M. O'Meara and Donald J. Swistowicz, respectively.

(2)

Options are considered "in-the-money" if the fair market value of the underlying Common Stock exceeds the exercise price of the related stock option. For "in-the-money" options, the "Value of Unexercised In-the Money Options at December 31, 2000" represents the difference between the closing price of the Common Stock on December 31, 2000 ($28.75) and the exercise price of the underlying options, multiplied by the number of applicable options. Since the inception of such Plan, no stock options have been repriced.

Defined Benefit or Actuarial Pension and Retirement Plans

Average Final Earnings	Consolidated Pension Plan Table
	Years of Service
	10	15	20	25	30	35
$125,000	$13,134	$18,509	$24,087	$29,665	$35,243	$40,821
150,000	16,162	22,776	29,604	36,432	43,260	50,088
175,000	19,189	27,044	35,122	43,200	51,278	59,356
200,000	22,217	31,311	40,639	49,967	59,295	68,623
225,000	25,244	35,579	46,157	56,735	67,313	77,891

The table above illustrates the amount of annual retirement income, computed on an actuarial basis using the "straight-life annuity method, "provided by the Company's consolidated defined benefit pension plan at normal retirement age (65) in specified average earnings and service classifications. (Benefits are payable for life, or if spousal benefits are elected, a reduced amount is payable for the life of the employee and of the surviving spouse.)

"Average Final Earnings" are determined substantially on the basis of the annual compensation included in the Summary Compensation Table, subject to the provisions of the Internal Revenue Code limiting the amount of annual compensation which may be taken into account. (The limitation for 2000 was $170,000. For the five years prior to 2000, the limitations were as follows: 1999, 1998 and 1997 - $160,000; 1996 and 1995 - $150,000). The amounts shown in the pension table above are not offset by any available Social Security benefits. At December 31, 2000, the years of credited service for the Company's consolidated defined benefit pension plan for the individuals named in the Summary Compensation Table were as follows: Robert P. O'Meara - twenty-one; John M. O'Meara - twenty-one; and Donald J. Swistowicz - nineteen.

Nonqualified Retirement Plan - Pension Component

Because benefits from the Company's consolidated defined benefit pension plan are subject to limitations under the Internal Revenue Code (the "Code"), during 1989 the Company's Board of Directors authorized the establishment of a nonqualified pension component ("nonqualified pension") to the Company's Nonqualified Retirement Plan. The nonqualified pension provides for additional pension payments from the general assets of the Company for amounts which would have been paid to participants under the actuarially-based pension formula of the Company's consolidated defined benefit pension plan absent the compensation limitations of the Code. In order to reduce the administrative burden associated with the maintenance of a nonqualified pension, the Board of Directors approved the crediting as deferred compensation of the present value of the nonqualified vested pension benefits accrued during the year for each executive affected by the compensation limits of the Code. Amounts credited in 2000 as deferred compensation for 2000 service to the executives listed in the Summary Compensation Table were as follows: Robert P. O'Meara - $150,398; John M. O'Meara - $63,032; and Donald J. Swistowicz - $15,552.

Executive Employment Agreements

In order to advance the interests of the Company by enabling the Company to attract and retain the services of key executives upon which the successful operations of the Company are largely dependent, the Board of Directors has authorized the Compensation Committee to tender Employment/Change in Control Agreements to such key executives (the "Agreements"). The Compensation Committee has determined that the following executives are eligible for such Agreements: Class I Agreements -- Robert P. O'Meara and John M. O'Meara; Class II Agreements -- Donald J. Swistowicz and twelve other senior executives of the Company's subsidiaries; and Class III Agreements - sixty-three senior executives of the Company and its subsidiaries.

The Agreements are for a base term of two years for Classes I and II and one year for Class III Agreements and automatically renew unless ninety days notice of non-renewal is provided to the other party. If an executive's employment is terminated prior to the expiration of the Agreement or by the providing of notice of non-renewal, or if the executive is constructively discharged (for example, as a result of a material reduction in responsibilities or compensation, or other material breach of the Agreement by the Company), the executive is entitled to a severance benefit of: twelve months base pay for Class I executives and six months base pay for Class II and III executives; a pro rata short-term bonus award; and a limited amount of health care benefits and outplacement counseling benefits. If the executive remains unemployed at the end of such time periods, an additional amount of limited severance pay and benefits may be provided at the discretion of the Company.

Upon a change in control, as defined, the term of each of the Agreements is extended three, two and one year(s) for Class I, II and III executives, respectively, from the date of the change in control. An executive who is terminated or constructively discharged after a change in control is entitled to a lump sum payment of the aggregate value (three, two and one time (s) such value for Classes I, II and III, respectively) of the sum of the following benefits: severance pay (base salary and short-term bonus awards); perquisites to which the executive was entitled on the date of the change in control; a limited amount of group health care benefits; and contributions for benefits expected to be made to the Company's tax-qualified and nonqualified retirement plans. Executives under Agreement are also entitled to a limited amount of outplacement counseling.

Supplemental compensation will also be provided to mitigate the effects of any excise taxes applicable to payments under the Agreements after a change-in-control. Each executive under Agreement is subject to a confidentiality provision, and if the executive voluntarily terminates employment prior to a change in control, the executive will be subject to noncompetition and nonsolicitation provisions.

Compensation Committee Report on Executive Compensation

The Compensation Committee (the "Committee") believes that the Company's compensation strategy reflects the following: compensation should focus executives on achieving performance objectives that enhance shareholder value; compensation should motivate executives, both individually and collectively, to take actions that support the attainment of the Company's mission and long and short-term objectives; and, compensation should enable the Company to attract and retain individuals who are in a position to contribute materially to the Company's growth, development and financial success.

Executive compensation consists of three primary, variable elements: a base salary; a potential cash bonus award under the Company's Short-Term Incentive Plan; and a potential stock option or other award under the Company's 1989 Omnibus Stock and Incentive Plan. In determining the appropriate mix among these elements, the Committee considers the results of compensation comparisons performed by the Company itself, the Company's independent compensation consultant, and various industry associations. Additionally, the specific factors considered by the Committee in establishing executive compensation under each of these elements are discussed below.

Base Salary

Executive base salaries are reviewed annually by the Committee and presented to the full Board for approval; executives who are members of the Board of Directors do not participate in the approval process. Executive base salaries are typically targeted at the competitive median for services performed in similar capacities in similarly-sized financial institutions, adjusted primarily for individual performance and also for other factors such as experience, responsibility and internal equity. Based upon the foregoing, the annual base salaries of Robert P. O'Meara, John M. O'Meara and Donald J. Swistowicz were fixed for 2000 as disclosed in the Summary Compensation Table.

First Midwest Bancorp, Inc. Short-Term Incentive Plan

The First Midwest Bancorp, Inc. Short-Term Incentive Plan (the "Incentive Plan"), established in 1989, is an integral element of the compensation mix because the Incentive Plan specifically aligns the short-term performance goals of the Company and its subsidiaries with the goals of the individual employees responsible for achieving such goals. There were 354 employees designated as Incentive Plan participants during 2000. Such employees are placed into one of eight participant categories based upon salary grade. Target awards are expressed as a percentage of base salary and ranged from 5% to 60% for 2000, depending upon participant category. (The 2000 target award was 60% for Robert P. O'Meara and John M. O'Meara and 40% for Donald J. Swistowicz). Based upon the level of attainment of predetermined annual corporate performance goals as well as predetermined individual performance goals, an award ranging between 0% to 150% of the target can be earned. Based upon the forgoing criteria, Robert P. O'Meara, John M. O'Meara and Donald J. Swistowicz earned the Incentive Plan cash bonus awards for 2000 as disclosed in the Summary Compensation Table.

First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan

The First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan (the "Omnibus Plan") allows the granting of both incentive and nonqualified stock options, stock appreciation rights, restricted stock, performance units and performance shares. To date, only nonqualified stock options have been awarded. The Omnibus Plan is administered by the Committee, and participants in the Omnibus Plan are selected from those employees who are in a position to contribute materially to the Company's long-term growth, development and financial success. There are 86 employees currently participating in the Omnibus Plan. The exercise price of each stock option reflects the fair market value of a share of the Company's Common Stock on the date of grant. Through the vesting schedule, the Committee seeks to motivate Omnibus Plan participants to enhance the long-term performance of First Midwest.

Options granted to employees under the Omnibus Plan are generally awarded in February of each year. From inception of the Omnibus Plan in 1989 through February 1999 the number of options awarded to a participant was determined by taking a Committee-established percentage of that participant's base salary and dividing that amount by the fair market value of a share of the Company's common stock on the date of the grant. The number of options calculated in this manner was either granted to the participant or was reduced through application of a multiplier of zero or 50% to reflect the Committee's assessment of such participant's individual performance.

In August 1999 the Committee, based upon the results of a year-long review conducted by its compensation consultant, determined that the then-existing method of fixing the amount of the annual option grant for each participant resulted in grants that were significantly less then that of market-based long term incentive compensation practices for certain levels of participants in the Omnibus Plan. Upon the compensation consultant's recommendation, the Committee approved for all future grants the use of the Black-Scholes pricing model in determining the number of options to be granted at the fair market value of a share of the Company's Common Stock on the date of grant. Based upon the foregoing criteria, Robert P. O'Meara, John M. O'Meara and Donald J. Swistowicz earned stock option awards under the Omnibus Plan identified as NQSO as disclosed in the Summary Compensation Table.

Chief Executive Officer Compensation

Each element of Robert P. O'Meara's Compensation is determined on the same basis, as previously described in this report, as the compensation of the other two named executives. Accordingly, his base salary was fixed for 2000 as disclosed in the Summary Compensation Table; his Incentive Plan cash bonus award for 2000 reflected the Company's substantial attainment of the predetermined annual performance goals previously described; and his 2000 stock option award under the Omnibus Plan reflected utilization of the Black-Scholes pricing model with no reduction based upon his performance.

Deductibility of Executive Compensation

The Committee does not believe that the limitations on the deductibility of executive compensation imposed by Section 162(m) of the Code will affect the deductibility of compensation expected to be paid under the Company's existing plans and programs during 2001. The Committee will continue to evaluate any impact which Section 162(m) may have and take such actions as it deems appropriate.

Submitted by the Compensation Committee of the Company's Board of Directors

O. Ralph Edwards, Chairman John L. Sterling J. Stephen Vanderwoude

The foregoing Committee's Report on Executive Compensation and the following Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Interlocks and Insider Participation

During 2000, none of the members of the Compensation Committee served, or formerly served, as an officer or employee of the Company or any of its subsidiaries. Furthermore, none of the executive officers of the Company served as a director or member of the Compensation Committee of any other entity.

Stock Performance Graph

The graph below illustrates, over a five-year period, the cumulative total return (defined as stock price appreciation and dividends) to Shareholders from the Company's Common Stock against a broad-market total return equity index and a commonly-published industry total return equity index. The broad-market total return equity index utilized in this comparison is the Standard & Poor's 500 Stock Index (the "S&P 500") which is a composite index of the equity performance of 500 representative companies within those industry groups deemed significant by Standard & Poor's. The commonly-published industry total return equity index utilized in this comparison is the Standard & Poor's Supercap Regional Banks Index (the "S& P Supercap Regional Banks) which is a composite index of the equity performance of 42 banking companies located throughout the United States which range in asset size from $2 billion to $25 billion and are of a median asset size of $7 billion.

Comparison of Five Year Cumulative Total Return Among
the Company, the S&P 500 and the S&P Supercap Regional Banks (1)

	1995	1996	1997	1998	1999	2000

First Midwest	100	145	199	177	190	212
S&P 500	100	123	164	211	255	232
S&P Supercap Regional Bank	100	132	230	232	202	226

(1)	Assumes $100 invested on December 31, 1995 in the Company's Common Stock, the S&P 500 and the S&P Supercap Regional Banks with the reinvestment of all related dividends.

Audit Committee Report

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. As set forth in the Audit Committee Charter ("Charter"), management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements and for maintaining appropriate accounting principles, financial reporting policies, internal financial controls and audit procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles .

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees as currently in effect. Finally, the Audit Committee has considered whether the provision of internal audit and other non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors the auditor's independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 to be filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company's Board of Directors

Joseph W. England, Chairman Bruce S. Chelberg Thomas M. Garvin

The foregoing Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information, by reference, and shall not otherwise be deemed filed under such Acts.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS & MANAGEMENT

The following table sets forth, as of the Annual Meeting record date, certain information as to the shares of Common Stock beneficially owned by each Director, Director Nominee and each Executive Officer named in the Summary Compensation Table and by all Directors, Director Nominees and Executive Officers as a group. To the knowledge of the Company, no shareholder beneficially owns 5% or more of the outstanding Common Stock.

Beneficial Owner	Number of Shares (1)(2)	Percent Of Class	Number of Vested, Unexercised Stock Options Included in Shares Listed to Left
Vernon A. Brunner	8,194	*	3,560
Bruce S. Chelberg	25,535	*	3,560
William J. Cowlin (3)	916,593	2.2%	3,560
O. Ralph Edwards	12,149	*	3,560
Joseph W. England	11,985	*	3,560
Brother James Gaffney	2,011	*	1,932
Thomas M. Garvin	16,725	*	3,560
John M. O'Meara (4)	586,427	1.4%	34,321
Robert P. O'Meara	622,392	1.5%	19,320
John L. Sterling	66,702	*	1,932
J. Stephen Vanderwoude	10,599	*	3,560
Richard T. Wojcik	330,910	*	1,932
Donald J. Swistowicz	80,247	*	21,541

As a group (thirteen persons), all Directors, director Nominees and Executive Officers beneficially own 2,690,469 shares (6.6%) of Common Stock.
*	Less than 1%
(1)

The number of shares stated are based on information furnished by the persons listed and include shares personally owned of record by each person and shares which under applicable regulations are deemed to be otherwise beneficially owned by each person including shares allocated to directors and executive officers under the Profit Sharing Plan, Nonqualified Retirement Plan and Nonqualified Stock Option Gain Deferral Plan. Under these regulations, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power or investment power with respect to the security. Voting power includes the power to vote or to direct the voting of the security. Investment power includes the power to dispose or to direct the disposition of the security. A person will also be considered the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within sixty days.

(2)

The Profit Sharing Plan holds 1,618,931 (3.9%) shares of Common Stock. Pursuant to the Profit Sharing Plan, participants exercise voting rights with respect to the portion of the shares of Common Stock allocated to their accounts, and also direct the Trustee with respect to the investment of their accounts among the investment funds maintained under the Profit Sharing Plan account of the persons and groups listed above are included in the above table.

(3)	The above amount does not include the 1,285,642 shares (3.1%) held by William J. Cowlin's spouse.
(4)

The amount shown for John M. O'Meara includes 5,220 shares of First Midwest Common Stock which are owned by trusts over which Mr. O'Meara exercises voting and investment rights. Beneficial ownership of such shares is disclaimed by Mr. O'Meara.

Rights of First Refusal Agreements

On June 22, 1994, the Company entered into Right of Refusal Agreements with certain of its Shareholders. The Agreements provide that if a Shareholder dies and the Shareholder's representative desires to sell any of the Shareholder's shares of the Company's Common Stock, the representative must first offer such shares to the Company. The Agreements impose no obligation on the Company to purchase any such shares. If the Company elects to purchase such shares, the price to be paid would be equal to the fair market value of such shares as determined by reference to transactions reported for the Company's Common Stock on the Nasdaq Stock Market for a predetermined period prior to the election being made. Current directors who are parties to, or are affected by, these Agreements are: John M. O'Meara, and Robert P. O'Meara.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Exchange Act requires directors, certain officers and certain other owners to periodically file notices of changes in beneficial ownership of Common Stock with the Securities and Exchange Commission. To the best of the Company's knowledge, during 2000 all required filings were timely submitted.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company, through certain of its subsidiaries, has made loans and had transactions with certain of its executive officers and directors. However, all such loans and transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

INDEPENDENT AUDITORS

For 2001, the Board of Directors has retained Ernst & Young LLP ("Ernst & Young") as the Company's independent auditors. A representative of Ernst & Young will be present at the Annual Meeting, will have an opportunity to make a statement, if desired, and will be available to respond to appropriate questions.

Audit Fees

Ernst & Young has billed the Company $194,000, in the aggregate, for professional services rendered by them for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000, and the reviews of the interim financial statements included in the Company's Quarterly Reports on Forms 10-Q filed with the Securities and Exchange Commission (the "SEC") during the fiscal year ended December 31, 2000.

Financial Information Systems Design and Implementation Fees

Ernst & Young provided no professional services to the Company of the nature described in Regulation S-X Rule 2-01(c)(4)(ii) during the fiscal year ended December 31, 2000.

All Other Fees

Ernst & Young has billed the Company $738,000, in the aggregate, for all other services rendered by them, exclusive of those described above under "Audit Fees", during the fiscal year ended December 31, 2000. This amount includes audit-related services of $677,000 and non-audit services of $61,000. Audit-related services generally include fees for internal audit services, employee benefit plan audits, accounting consultations, and registration statements required by the SEC. Non-audit services generally include tax return review and tax consultation services.

OTHER BUSINESS

So far as is presently know, there is no business to be transacted at the Annual Meeting other than that referred to in the Notice of Annual Meeting of Shareholders and it is not anticipated that other matters will be brought before the Annual Meeting. If, however, other matters should be brought before the Annual Meeting, proxy holders would vote or act in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS

Shareholders desiring to submit proposals to be considered for inclusion in the Company's proxy statement and form of proxy for the 2002 Annual Meeting must submit their proposals to the Corporate Secretary, at the Company's executive offices in Itasca, Illinois, for receipt by no later than November 15, 2001. Inclusion of any such proposals will be subject to the requirements of Rule 14a-8 adopted under the Securities Exchange Act of 1934, as amended, and to the provisions of the Company's Restated Certificate of Incorporation.

NOTICE OF BUSINESS TO BE CONDUCTED AT MEETING

Under the Restated Certificate of Incorporation of the Company, certain procedures are provided which a shareholder must follow to properly nominate persons for election as Directors or bring an item of business before a meeting of shareholders. These procedures provide that a shareholder must give advance notice for a nomination for Director or item of business to be introduced at a meeting of shareholders. For the 2002 Annual Meeting, a shareholder must give written advance notice to the Secretary of the Company between October 27, 2001 and December 26, 2001; provided, however, that in the event the Company publicly announces or discloses less than 130 days prior to the meeting that the date of the 2002 Annual Meeting is to be held on a date other than April 24, 2002, notice by the shareholder will be timely if it is received no later than the tenth (10th) day following the date of such announcement or disclosure. The advance notice by a shareholder must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of all shares of the Company's common stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. These requirements apply to any matter that a shareholder wishes to raise at an annual meeting, including those matters raised other than pursuant to the procedures of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the United States Securities and Exchange Commission in effect at the time such proposal is received.

By Order of the Board of Directors:

/s/ BARBARA E. BRIICK
Barbara E. Briick
Corporate Secretary

Appendix A

FIRST MIDWEST BANCORP, INC.
AUDIT COMMITTEE CHARTER
I.	Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:
	1.	in its oversight of the Company's accounting principles, financial reporting policies, and internal financial controls and audit procedures;
	2.	in its oversight of the integrity of the Company's financial statements and the independent audit thereof;
	3.	in selecting, evaluating and, where deemed appropriate, replacing the external auditors; and
	4.	in evaluating the independence of the external auditors.

The function of the Audit Committee is oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is responsible for maintaining appropriate accounting principles, financial reporting policies, internal financial controls and audit procedures designed to assure compliance with accounting standards and applicable laws and regulations. The external auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements, reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors), and (iii) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Company.

The external auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee) as representatives of shareholders. The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the external auditors.

II.

Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall not be an officer or employee of the Company or its subsidiaries, shall not have any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and shall otherwise satisfy the applicable requirements under the rules of the National Association of Securities Dealers, Inc.

III.

Meetings of the Audit Committee: The Audit Committee shall meet four times annually, or more frequently if circumstances dictate. The Audit Committee should meet separately at least annually with management, the director of the internal auditing department and the external auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or external auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

The Audit Committee shall report its activities to the full Board of Directors on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

IV.

Responsibilities and Processes of the Audit Committee: The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate.

o

The Board of Directors (as assisted by the Audit Committee) shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the external auditors. The external auditors shall submit to the Company annually a formal written statement delineating all relationships between the external auditors and the Company, addressing at least the matters set forth in Independence Standards Board Standard No. 1. In addition, the external auditors shall submit to the Company annually a formal written statement of the fees billed for each of the following categories of services rendered by the external auditors: (i) the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year; (ii) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (iii) all other services rendered by the external auditors for the most recent fiscal year, in the aggregate and by each service.

The Audit Committee shall (i) discuss with the external auditors any relationship or services disclosed in these statements that may impact the objectivity and independence of the Company's external auditors, (ii) if applicable, consider whether the external auditors' provision of (a) information technology consulting services relating to financial information systems design and implementation and (b) other non-audit services to the Company is compatible with maintaining the independence of the auditors; and (iii) recommend that the Board of Directors take appropriate action in response to these statements to satisfy itself of the external auditors' independence.

o

The Audit Committee shall discuss with the internal auditors and the external auditors the overall scope and plans for their respective audits including the adequacy of staffing. Also, the Audit Committee shall discuss with management, the internal auditors, and the external auditors the adequacy and effectiveness of the accounting and internal financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Audit Committee shall meet separately with the internal auditors and the external auditors, with and without management present, to discuss the results of their examinations.

o

The Audit Committee shall discuss and review any matters relating to interim financial statements required to be communicated to the Audit Committee by the external auditors under Statement of Auditing Standards No. 61, relating to communications with audit committees.

o

The Audit Committee shall review with management and the external auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including the external auditor's judgement about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The Audit Committee shall review the form of opinion the external auditors propose to render to the Board of Directors and shareholders. Also, the Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the external auditors under generally accepted auditing standards.

o

The Audit Committee shall review the appointment and replacement of the director of the internal auditing department; advise the director of the internal auditing department that he or she is expected to provide to the Audit Committee summaries of significant reports to management prepared by the internal auditing department and management's responses thereto, advise management, the internal auditing department and the external auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices; and obtain from the external auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934.

o

The Audit Committee shall prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement; and review this Charter at least annually and recommend any changes to the full Board of Directors.

V.

Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage external auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

[LOGO] First Midwest Bancorp, Inc. c/o PROXY SERVICES P.O. Box 9142 FARMINGDALE, NY 11735

OPTIONS FOR SUBMITTING PROXY

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy direction card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Have your proxy direction card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL -

Mark, sign and date your proxy direction card and return it in the postage-paid envelope we've provided or return to First Midwest Bancorp, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
FIRST MIDWEST BANCORP, INC.
The Board of Directors Recommends a Vote FOR ALL listed Proposals
Vote on Directors		For All	Withhold All	For All Except	To withhold authority to vote for any individual, mark "For All Except" and write the nominee's number on the line below.
1. ELECTION OF DIRECTORS:		/ /	/ /	/ /
Nominees:	01) Brother James Gaffney 02) John L. Sterling 03) J. Stephen Vanderwoude
Vote on Proposal					For	Against	Abstain
2. For the proposal to amend the Company's 1989 Omnibus Stock and Incentive Plan.					/ /	/ /	/ /

In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment(s) thereof.

Each joint owner should sign. Signatures should correspond with the names printed on this Proxy. Attorneys, executors, administrators, guardians, trustees, corporate officers or others signing in a respective capacity should give full title.

______________________________________________ Signature [PLEASE SIGN WITHIN BOX] Date			______________________________________________ Signature (Joint Owners) Date

[LOGO] First Midwest Bancorp, Inc.
FIRST MIDWEST BANCORP, INC. PROXY
Proxy Solicited on Behalf of the Board of Directors Annual Meeting of Shareholders to be Held April 25, 2001

I, the undersigned shareholder of First Midwest Bancorp, Inc. (the "Company"), hereby appoint Donald J. Swistowicz, Barbara E. Briick and Jennifer L. Becker, or any of them, the trust and lawful attorney of the undersigned, with full power of substitution, to appear and act as proxies of the undersigned, and to vote, as designated on the reverse side, all the shares of Common Stock of the Company held of record by the undersigned on February 28, 2001 at the Annual Meeting of Shareholders of the Company to be held on April 25, 2001 or any adjournment(s) or postponement(s) thereof as fully as the undersigned might or could do if personally present.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR (i) the election of all Nominees for Director; (ii) the proposal to amend the Company's 1989 Omnibus Stock and Incentive Plan; and (iii) as to any other item of business as may properly come before the Annual Meeting of Shareholders or any adjournment(s) or postponement(s) thereof, it will be voted in the discretion of the named Proxies.

(Continued, and to be signed and dated, on the reverse side)

[LOGO] First Midwest Bancorp, Inc. c/o PROXY SERVICES P.O. Box 9142 FARMINGDALE, NY 11735

First Midwest Bancorp
Savings and Profit Sharing Plan

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy direction card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Have your proxy direction card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL -

Mark, sign and date your proxy direction card and return it in the postage-paid envelope we've provided or return to First Midwest Bancorp, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
FIRST MIDWEST BANCORP, INC. SAVINGS AND PROFIT SHARING PLAN
The Board of Directors Recommends a Vote FOR ALL listed Proposals
Vote on Directors		For All	Withhold All	For All Except	To withhold authority to vote for any individual, mark "For All Except" and write the nominee's number on the line below.
1. ELECTION OF DIRECTORS:		/ /	/ /	/ /
Nominees:	01) Brother James Gaffney 02) John L. Sterling 03) J. Stephen Vanderwoude
Vote on Proposal					For	Against	Abstain
2. For the proposal to amend the Company's 1989 Omnibus Stock and Incentive Plan.					/ /	/ /	/ /

In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment(s) thereof.

______________________________________________ Signature [PLEASE SIGN WITHIN BOX] Date

[LOGO] First Midwest Bancorp, Inc.
FIRST MIDWEST BANCORP, INC. DIRECTION CARD (Profit Sharing Plan)
First Midwest Bancorp Saving and Profit Sharing Plan Direction for Voting Shares of the Company Held in the Trust Annual Meeting of Shareholders to be Held April 25, 2001

I hereby direct the Trustee, First Midwest Trust Company, N.A. or any successor Trustee, to vote, as designed on the reverse side, all the shares of Common Stock of First Midwest Bancorp, Inc. (the "Company") subject to voting direction by the undersigned at the Annual Meeting of Shareholders of the Company to be held on April 25, 2001 or any adjournment(s) or postponement(s) thereof.

These directions are requested by the Trustee with regard to the voting of a proxy solicited by the Company's Board of Directors from the Trustee as the record owner of shares held pursuant to the First Midwest Bancorp Savings and Profit Sharing Plan. If no instruction is made on this Direction card, the shares represented hereby will be voted FOR (i) the election of all Nominees for Director; (ii) the proposal to amend the Company's 1989 Omnibus Stock and Incentive Plan; and (iii) as to any other item of business as may properly come before the Annual Meeting of Shareholders or any adjournment(s) or postponement(s) thereof, it will be voted in the discretion of the Trustee.

(Continued, and to be signed and dated, on the reverse side)

[LOGO] First Midwest Bancorp, Inc. c/o PROXY SERVICES P.O. Box 9142 FARMINGDALE, NY 11735

First Midwest Bancorp Nonqualified
Retirement Plan and
Nonqualified Stock Option Gain Deferral Plan

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy direction card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Have your proxy direction card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL -

Mark, sign and date your proxy direction card and return it in the postage-paid envelope we've provided or return to First Midwest Bancorp, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
FIRST MIDWEST BANCORP, INC. NONQUALIFIED RETIREMENT PLAN AND STOCK OPTION GAIN DEFERRAL PLAN
The Board of Directors Recommends a Vote FOR ALL listed Proposals
Vote on Directors		For All	Withhold All	For All Except	To withhold authority to vote for any individual, mark "For All Except" and write the nominee's number on the line below.
1. ELECTION OF DIRECTORS:		/ /	/ /	/ /
Nominees:	01) Brother James Gaffney 02) John L. Sterling 03) J. Stephen Vanderwoude
Vote on Proposal					For	Against	Abstain
2. For the proposal to amend the Company's 1989 Omnibus Stock and Incentive Plan.					/ /	/ /	/ /

In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment(s) thereof.

______________________________________________ Signature [PLEASE SIGN WITHIN BOX] Date
[LOGO] First Midwest Bancorp, Inc.
FIRST MIDWEST BANCORP, INC. DIRECTION CARD (Nonqualified Retirement Plans)

First Midwest Bancorp Nonqualified Retirement and
Nonqualified Stock Option Gain Deferral Plan
Direction for Voting Shares of the Company Held in the Trust
Annual Meeting of Shareholders to be Held April 25, 2001

I hereby direct the Trustee, Harris Trust & Savings Bank, or any successor Trustee, to vote, as designed on the reverse side all the shares of Common Stock of First Midwest Bancorp, Inc. (the "Company") subject to voting direction by the undersigned at the Annual Meeting of Shareholders of the Company to be held on April 25, 2001 or any adjournment(s) or postponement(s) thereof.

These directions are requested by the Trustee with regard to the voting of a proxy solicited by the Company's Board of Directors from the Trustee as the record owner of shares held pursuant to the First Midwest Bancorp Nonqualified Retirement Plan and Nonqualified Stock Option Gain Deferral Plan. If no instruction is made on this Direction Card, the shares represented hereby will be voted FOR (i) the election of all Nominees for Director; (ii) the proposal to amend the Company's 1989 Omnibus Stock and Incentive Plan; and (iii) as to any other item of business as may properly come before the Annual Meeting of Shareholders or any adjournment(s) or postponement(s) thereof, it will be voted in the discretion of the Trustee.

(Continued, and to be signed and dated, on the reverse side)